UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2022

TUATARA CAPITAL ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40049	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 Third Avenue, 8th Floor
New York, New York, 10017
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 460-7522

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A ordinary shares, par value $0.0001 per share	TCAC	The Nasdaq Capital Market

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TCACW	The Nasdaq Capital Market

Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	TCACU	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report on Form 8-K, on June 9, 2022, Tuatara Capital Acquisition Corporation (the “Company”, “TCAC” or “we”) convened an extraordinary general meeting (the “General Meeting”) to approve, among other things, the previously announced business combination of the Company and SpringBig, Inc. (the “Business Combination” and TCAC following the Business Combination, “New SpringBig”).

At the General Meeting, the Company’s shareholders approved, among other items, the New SpringBig 2022 Incentive Plan (the “Incentive Plan”). A description of the material terms of the Incentive Plan is included in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on May 17, 2022 and first mailed to TCAC’s shareholders on or about May 19, 2022 (the “Proxy Statement”), which descriptions are incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Incentive Plan, which is attached as Annex D to the Proxy Statement and is also incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders of the Company at the General Meeting:

	Votes For	Votes Against	Abstentions
1.
A proposal to approve the transactions contemplated by the amended and restated agreement and plan of merger, dated as of April 14, 2022, as amended by the amendment no. 1, dated as of May 4, 2022 (as it may be further amended or modified from time to time, the “merger agreement”), by and among Tuatara Capital Acquisition Corporation (“Tuatara”), HighJump Merger Sub, Inc., a Delaware corporation and a wholly owned direct subsidiary of Tuatara (“Merger Sub”) and SpringBig, Inc., a Delaware corporation (“SpringBig”), pursuant to which Merger Sub will be merged with and into SpringBig, whereupon the separate corporate existence of Merger Sub will cease and SpringBig will be the surviving company and continue in existence as a subsidiary of New SpringBig (as defined below in proposal 4), on the terms and subject to the conditions set forth therein (the “business combination”);
	17,520,107	1,065,945	13,282

		Votes For	Votes Against	Abstentions
2.	A proposal to approve, for purposes of complying with applicable listing rules of The Nasdaq Stock Market LLC, the issuance by New SpringBig (as defined in proposal 4) of shares of common stock, par value $0.0001 per share, to (i) certain accredited investors, in each case in a private placement, the proceeds of which will be used to finance the business combination and related transactions and the costs and expenses incurred in connection therewith and (ii) to stockholders of SpringBig;	17,487,872	1,098,180	13,282

		Votes For	Votes Against	Abstentions
3.	A proposal to approve by special resolution the change of Tuatara’s jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and domesticating and continuing as a corporation incorporated under the laws of the State of Delaware (the “domestication”);	17,498,785	1,087,166	13,383

	Votes For	Votes Against	Abstentions
4.
A proposal to approve by special resolution that the proposed organizational documents of Tuatara to (i) change our name from “Tuatara Capital Acquisition Corporation” to “SpringBig Holdings, Inc.” (Tuatara post-domestication, “New SpringBig”), (ii) adopt Delaware as the exclusive forum for certain stockholder litigation, (iii) make New SpringBig’s corporate existence perpetual, (iv) remove certain provisions related to our status as a blank check company that will no longer be applicable to us upon consummation of the business combination and (v) grant an explicit waiver regarding corporate opportunities to New SpringBig and its directors, subject to certain exceptions;
	17,497,886	1,088,166	13,282

		Votes For	Votes Against	Abstentions
5.	A proposal to approve by special resolution that the proposed organizational documents of Tuatara to divide the board of directors into three classes following the business combination, with each class generally serving for a term of three years and with only one class of directors being elected in each year;	16,603,964	1,108,435	886,935

		Votes For	Votes Against	Abstentions
6.	A proposal to approve by special resolution that the proposed organizational documents of Tuatara to provide that the directors, except for Preferred Stock Directors (as defined in the proposed certificate of incorporation of New SpringBig upon the effective time of the domestication substantially in the form attached to this proxy statement/prospectus as Annex B (the “proposed charter”)), may only be removed for cause (as defined in the proposed charter);	17,495,782	1,090,269	13,283

		Votes For	Votes Against	Abstentions
7.	A proposal to approve by special resolution that the proposed organizational documents of Tuatara to provide that, subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, shareholders will not have the ability to call a special meeting;	16,623,133	1,087,266	888,935

		Votes For	Votes Against	Abstentions
8.	A proposal to approve by special resolution that the proposed organizational documents of Tuatara to remove the ability of shareholders to act by written consent in lieu of a meeting;	16,623,067	1,087,332	888,935

		Votes For	Votes Against	Abstentions
9.	A proposal to approve by special resolution that the proposed organizational documents of Tuatara to authorize the change in the authorized capital stock of Tuatara from (i) 200,000,000 Class A ordinary shares, 20,000,000 Class B ordinary shares, and 1,000,000 preferred shares, par value $0.0001 per share to (ii) 300,000,000 shares of common stock and 50,000,000 shares of preferred stock, par value $0.0001 per share;	16,624,232	1,088,166	886,936

		Votes For	Votes Against	Abstentions
10.	A proposal to approve by special resolution the amendment of Tuatara’s existing organizational documents to remove the limitation on Tuatara’s ability to consummate a business combination, or to redeem Class A ordinary shares in connection with a business combination, if it would cause Tuatara to have less than $5,000,001 in net tangible assets;	16,623,343	1,088,166	887,825

		Votes For	Votes Against	Abstentions
11.	A proposal to approve , for purposes of satisfying conditions to closing the transactions contemplated by the securities purchase agreement, dated as of April 29, 2022, by and between Tuatara and certain institutional investors, the issuance by New SpringBig of convertible notes, warrants and the underlying common stock of such convertible notes and warrants upon their conversion or exercise, as applicable;	17,485,869	1,098,180	15,285

		Votes For	Votes Against	Abstentions
12.
A proposal to elect seven directors to our board of directors, effective upon the closing of the business combination, with each Class I director having a term that expires at New SpringBig’s annual meeting of shareholders in 2023, each Class II director having a term that expires at New SpringBig’s annual meeting of shareholders in 2024 and each Class III director having a term that expires at New SpringBig’s annual meeting of shareholders in 2025, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death:

	Amanda Lannert (Class I)	5,000,000	-	-
	Jon Trauben (Class I)	5,000,000	-	-
	Patricia Glassford (Class II)	5,000,000	-	-
	Phil Schwarz (Class II)	5,000,000	-	-
	Steven Bernstein (Class III)	5,000,000	-	-
	Jeffrey Harris (Class III)	5,000,000	-	-
	Sergey Sherman (Class III)	5,000,000	-	-

		Votes For	Votes Against	Abstentions
13.	A proposal to approve the Incentive Plan Proposal.	17,491,107	1,091,872	16,355

Based upon the submission of proxies and ballots, a majority of the shares of TCAC common stock issued and outstanding and entitled to vote at the close of business on the record date were present at the General Meeting by proxy or by attendance via the virtual meeting website, which constituted a quorum. Proposal 1 was approved by the required vote. Proposal 2 was approved by the required vote. Proposal 3 was approved by the required vote. Proposal 4 was approved by the required vote. Proposal 4 was approved by the required vote. Proposal 5 was approved by the required vote. Proposal 6 was approved by the required vote. Proposal 7 was approved by the required vote. Proposal 8 was approved by the required vote. Proposal 8 was approved by the required vote. Proposal 9 was approved by the required vote. Proposal 10 was approved by the required vote. Proposal 11 was approved by the required vote. Proposal 12 was approved by the required vote. Proposal 13 was approved by the required vote.

Item 8.01.	Other Events.

In connection with the shareholder vote at the General Meeting, TCAC’s public shareholders had the right to elect to redeem all or a portion of their Class A ordinary shares for a per share price calculated in accordance with TCAC’s organizational documents. TCAC’s public shareholders holding 19,123,806 Class A ordinary shares validly elected to redeem their public shares. TCAC’s public shareholders who elected to redeem their public shares may revoke their elections at any time prior to the closing of the Business Combination.

The Closing is expected to occur on or about June 14, 2022, subject to the satisfaction or waiver of the conditions with respect to the Business Combination.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Tuatara Capital Acquisition Corporation press release dated June 9, 2022

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tuatara Capital Acquisition Corporation
Dated: June 9, 2022	/s/ Albert Foreman
Albert Foreman
Chief Executive Officer